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                                                                  EXHIBIT 10.2


                      STATE OF OREGON SETTLEMENT AGREEMENT

         This SETTLEMENT AGREEMENT is entered into this 9th day of June, 1997 by and among the State of Oregon and Brooke Group Ltd., a Delaware corporation ("Brooke Group"), Liggett & Myers Inc., a Delaware corporation ("Myers"), and Liggett Group, Inc., a Delaware corporation (which, with Myers, is hereinafter referred to as "Liggett").

                                    RECITALS

         WHEREAS,

         A. The State of Oregon, by and through its Attorney General (the "Attorney General"), contemplates bringing a civil action (a "Contemplated Action", as defined in Section 1 hereof) against, among others, the American Tobacco Company, Inc., BAT Industries, Plc, British American Tobacco Company, R.J. Reynolds Tobacco Company, Brown & Williamson Tobacco Corporation, Philip Morris, Inc., Liggett & Myers, Inc., Lorillard Tobacco Company, Inc., and United States Tobacco Company and their various parent and related companies ("Defendants"), asserting claims for, among other things, expenses allegedly arising from tobacco-related matters and injunctive relief concerning sales of cigarettes to minors.

         B. Because of the importance of the agreements and undertakings by Liggett and Brooke Group herein to the goals of the State of Oregon, including the prosecution of the Contemplated Action against other Defendants, the State of Oregon has agreed to extend financial settlement terms to Liggett and

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Brooke Group which will not be offered to any other Defendant, all as set forth in this Settlement Agreement.

         C. On March 20, 1997, seventeen States, by and through their Attorneys General, and Liggett and Brooke Group entered into a settlement (the "Attorneys General Settlement") of the actions brought by such States, pursuant to which Liggett agreed to make certain payments, comply with certain proposed regulations restricting the marketing and sale of cigarettes to minors and to offer certain significant cooperation in connection with the prosecution of their respective actions against the other Defendants; all in accordance with the terms of the Attorneys General Settlement, a copy of which is annexed hereto as Appendix A.

         D. The State of Oregon and Liggett and Brooke Group wish to provide in this Settlement Agreement for the State of Oregon to become a Subsequent Settling State under the Attorneys General Settlement, all in accordance with the terms of this Settlement Agreement.

         E. The State of Oregon acknowledges and agrees that this Settlement Agreement, including the cooperation provisions thereof, are important to the prosecution of its Contemplated Action against non-settling Defendants.

         F. The State of Oregon and Liggett and Brooke Group recognize and support the public interest in preventing smoking by, and preventing the promotion of smoking to, children and adolescents.


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         G.       Liggett and Brooke Group have denied, and continue to deny any wrongdoing or any legal liability of any kind in all of the above-mentioned actions.

         H. The tobacco industry has for many years acted in concert to seek to deny, refute or dilute warnings concerning smoking issued by the United States Surgeon General, the Environmental Protection Agency and other respected health authorities. Liggett and Brooke Group have determined, in entering into agreements settling smoking-related litigation, that they will not be party to this industry activity.

         I. The State of Oregon recognizes and acknowledges that the cooperation being provided for in this Settlement Agreement would be valuable to the prosecution of claims against the tobacco industry. Further, the State of Oregon acknowledges that the change in warning labels provided for in this Settlement Agreement is a step towards properly informing consumers more fully of the truth about cigarettes and the consequences of smoking, as is the statement by Liggett also provided for herein.

         NOW, THEREFORE, in consideration of the foregoing and of the promises and covenants set forth in this Agreement, the undersigned Attorney General, on behalf of the State of Oregon, and Liggett and Brooke Group hereby stipulate and agree that any and all smoking-related claims, including any Contemplated Action, of the State of Oregon shall be settled as against Liggett and Brooke Group all on the terms contained herein, as follows:

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1.       Definitions.

         Capitalized terms used herein shall have the meanings assigned to them in Section 1 of the Attorneys General Settlement, except as set forth below or defined elsewhere in this Agreement:

         "Agreement" means this Settlement Agreement.

         "Attorneys General" means those State Attorneys General or other parties who have brought or may bring Attorney General Actions.

         "Attorney General Actions" means those actions settled pursuant to the Attorneys General Settlement or any similar action commenced by or on behalf of a State against the Defendants, including Contemplated Actions.

         "Attorneys General Settlement" means the settlement agreement entered into on March 20, 1997 by seventeen Settling States and Settling Defendants, a copy of which is annexed hereto as Exhibit A.

         "Contemplated Action" means an action which may be commenced by or on behalf of the State of Oregon against Non-settling Tobacco Companies and/or other defendants seeking relief similar to that sought in those actions listed in Appendix A to the Attorneys General Settlement, and shall be deemed to be an Attorney General Action under the Attorneys General Settlement.

         "Potential Defendants" means Defendants, as defined in the Attorneys General Settlement.

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         "Parties" means the State of Oregon and Brooke Group and Liggett.

         "Protective Order" or "Stipulation Regarding Liggett Documents" means, with respect to privileged documents produced by a Settling Defendant in or to the State of Oregon, an order by a Oregon court of competent jurisdiction: (a) protecting the confidentiality of such documents; (b) providing that such documents may be used only in an action by the State of Oregon and, to the extent permitted by law, only under seal; (c) providing that, to the extent such documents are or may be subject to the attorney/client privilege or the attorney work product doctrine, such production or use of the documents does not constitute a waiver of such privilege, doctrine or protection with respect to any party other than the State of Oregon. The provisions of the order shall not apply to documents claimed to be privileged but which are determined by a court not to be privileged for reasons other than waiver due to production pursuant to this Agreement.

         "Settling Defendants" means Brooke Group and/or Liggett.

         "Settling States" means the States listed in Appendix A to the Attorneys General Settlement and Subsequent Settling States.

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2.       Settlement Purposes Only.

         This Agreement is for settlement purposes only, and neither the fact of, or any provision contained in, this Agreement nor any action taken hereunder shall constitute, be construed as, or be admissible in evidence against the Settling Defendants as, any admission of the validity of any claim, any argument or any fact alleged or which could be alleged by the State of Oregon as to their standing or as to any jurisdictional, constitutional or any other legal or factual issue in any Contemplated Action by the State of Oregon or alleged or which could have been alleged in any other action or proceeding of any kind or of any wrongdoing, fault, violation of law, or liability of any kind on the part of the Settling Defendants or any admission by them of any claim or allegation made or which could have been made in any action by the State of Oregon or in any other action or proceeding of any kind, or as an admission by the State of Oregon of the validity of any fact or defense asserted against them in any Contemplated Action or in any other action or proceeding of any kind.

3.       Parties.

         Section 3 of the Attorneys General Settlement is incorporated herein by reference, with the addition of Section 3.3. below.

                  3.1. Section 3.1 of the Attorneys General Settlement is incorporated herein by reference.

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                  3.2. Section 3.2 of the Attorneys General Settlement is
incorporated herein by reference.

                  3.3. The Parties agree that, even though the State of Oregon has not as of the date of this Settlement Agreement filed a Contemplated Action, the State of Oregon is a Subsequent Settling State under the Attorneys General Settlement, the terms and conditions of which are incorporated herein, except as specifically modified by this Settlement Agreement because of unique circumstances relating to the State of Oregon.

4.       Public Statement; Cooperation; Advertising Limitations.

         Section 4 of the Attorneys General Settlement is incorporated herein by reference, except as modified below.

                  4.1 Promptly after execution of this Settlement Agreement, Liggett shall, by and through its Director, Bennett S. LeBow, issue in the State of Oregon a public statement substantially in the following form and substance:

                  I am, and have been for a number of years, a Director of Liggett Group Inc., a manufacturer of cigarettes. Cigarettes were identified as a cause of lung cancer and other diseases as early as 1950. I, personally, am not a scientist. But, like all of you, I am aware of the many reports concerning the ill-effects of cigarette smoking. We at Liggett know and acknowledge that, as the Surgeon General and respected medical researchers have found, cigarette smoking causes health problems, including lung cancer, heart and vascular disease and emphysema. We at Liggett



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also know and acknowledge that, as the Surgeon General, the Food and Drug
Administration and respected medical researchers have found, nicotine is addictive.

                  Liggett will continue to engage in the legal activity of selling cigarettes to adults, but will endeavor to ensure that these adult smokers are aware of the health risks and addictive nature of smoking. As part of our efforts, we will do the following:

                  1. In accordance with a court-approved settlement, Liggett will set up a fund to compensate equitably those who claim to have been injured by our products.

                  2. Liggett will add a prominent warning to each of our packages of cigarettes and all of our cigarette advertising stating that "Smoking is Addictive".

                  3. Liggett supports and will not challenge Food and Drug Administration regulations concerning the sale and distribution of nicotine-containing cigarettes and smokeless tobacco products to children and adolescents. Accordingly, Liggett has agreed to comply with many of these regulations even before they apply to the tobacco industry generally.

                  4. Liggett has instructed its advertising and marketing people to scrupulously avoid any and all advertising or marketing which would appeal to children or adolescents. Liggett acknowledges that the tobacco industry markets to "youth," which means those under 18 years of age, and not just those 18-24 years of age. Liggett condemns



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         this practice and will not market to children. Liggett agrees that if it sees industry advertisements which in its view are aimed at children, it will bring this to the attention of the Attorney General of the State of Oregon.

                  5. In accordance with our settlement agreements, Liggett agrees to fully cooperate with the State of Oregon in connection with contemplated lawsuits against the other tobacco companies. To that end, Liggett will make available to the State of Oregon all relevant documents and information, including documents subject to Liggett's own attorney-client privileges and work product protections, and will assist the State of Oregon in obtaining prompt court adjudication of the rest of the industry's joint privilege claims.

         4.2 Section 4.2 of the Attorneys General Settlement is incorporated herein by reference.

                  4.3.1. Upon execution of this Agreement, each Settling Defendant shall:

                           (1) cooperate with the Attorney General of the State of Oregon in that such Settling Defendant will take no steps to impede or frustrate any investigation or preparation leading to the filing of a Contemplated Action or any other civil investigations into, or civil prosecutions of, any of the Potential Defendants, so as to secure the just, speedy and inexpensive



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                  determination of all such smoking-related claims against said non-settling persons and entities;

                           (2) cooperate in and facilitate reasonable non-party discovery from Settling Defendants in connection with a Contemplated Action;

                           (3) actively assist the Attorney General of the State of Oregon in identifying and locating any and all persons known to such Settling Defendant to have documents or information that is discoverable in such proceedings, to actively assist said counsel in interviewing and obtaining documents and information from all such persons, and to encourage such person to cooperate with the Attorney General; and shall actively assist the Attorney General in interpreting documents relating to a Contemplated Action; and

                           (4) insofar as such Settling Defendant has or obtains any material information concerning any fraudulent or illegal conduct on the part of any parties, including Non-settling Tobacco Companies, their agents, or their co-defendants designed to frustrate or defeat the claims of the State of Oregon against such parties, companies, agents or co-defendants, or which have the effect of unlawfully suppressing evidence relevant to smoking claims, disclose such information to the appropriate judicial and regulatory agencies.


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         4.3.2.   Subject to, and promptly after, the entry of a Protective
Order or a Stipulation Regarding Liggett Documents by a Oregon court of competent jurisdiction, each Settling Defendant shall:

                           (1)      promptly provide all documents and
                  information that are relevant to the subject matter of a Contemplated Action or which are likely to lead to admissible evidence in connection with claims asserted in a Contemplated Action, subject to the provisions of Section 4.3.2(2) hereof;

                           (2) waive any and all applicable attorney-client privileges and work product protections with respect to such documents and information. Such waiver shall not extend to (a) documents and information not relevant to the subject matter of a Contemplated Action or not likely to lead to admissible evidence in connection with such an action or (b) documents subject to a joint defense or other privilege or protection which Settling Defendants cannot legally waive unilaterally, except that the waiver by the Settling Defendant shall apply, to the extent permitted by law, to its own joint defenses or other privileges. To the extent that a Settling Defendant has a good faith belief, or one or more Non-settling Tobacco Companies claims, that documents to be provided pursuant to
                  Section 4.3.2(1) hereof may be subject to a joint defense or other




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                  privilege (or a claim of such privilege) of one or more of the
                  Non-settling Tobacco Companies, such documents shall be deposited under seal for in camera inspection by a Oregon court of competent jurisdiction, together with a statement to such court that such Settling Defendant has concerns as to whether some or all of such documents should be protected from discovery, and the Parties agree to request that such court shall retain jurisdiction to resolve that issue. Liggett will participate in proceedings, including by way of court appearances or declarations, concerning issues of whether such documents are discoverable;

                           (3) offer their employees, and any and all other individuals over whom they have control, and help locate former employees, to provide witness interviews of such employees and to testify, in depositions and at trial; it being understood and agreed that Liggett will waive and hereby does waive any and all applicable confidentiality agreements to the extent such confidentiality agreements would restrict testimony under this Agreement, if any, to which such witnesses may be subject; and

                           (4) demand from its past or current national legal counsel all documents and information obtained by them in the course of representation of any Settling Defendant which in any way relates to the cooperation



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                  required in paragraphs 4.3.1(1) - 4.3.2(3) above, which should be provided to the Settling States as provided under this paragraph.

                           4.3.3.   Section 4.3.3 of the Attorneys General
Settlement is incorporated herein by reference.

                           4.3.4.   Section 4.3.4 of the Attorneys General
Settlement is incorporated herein by reference.

                           4.4.     Section 4.4 of the Attorneys General
Settlement is incorporated herein by reference.

                           4.5.     Section 4.5 of the Attorneys General
Settlement and subparts 4.5.1, 4.5.2, 4.5.3, and 4.5.4 thereof are incorporated herein by reference.

                           4.6.     Section 4.6 of the Attorneys General
Settlement is incorporated herein by reference.

                           4.7.     Section 4.7 of the Attorneys General
Settlement is incorporated herein by reference.

                           4.8.     Section 4.8 of the Attorneys General
Settlement is incorporated herein by reference.

                           4.9.     Section 4.9 of the Attorneys General
Settlement is incorporated herein by reference.




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5.       Global Settlement.

                  5.1. Section 5.1 of the Attorneys General Settlement is incorporated herein by reference.

                  5.2. Section 5.2 of the Attorneys General Settlement is incorporated herein by reference.

6.       Settlement Fund.

                  6.1. Section 6.1 of the Attorneys General Settlement is incorporated herein by reference.

                  6.2. Section 6.2 of the Attorneys General Settlement is incorporated herein by reference.

                  6.3. Section 6.3 of the Attorneys General Settlement and subparts 6.3.1 and 6.3.2 thereof are incorporated herein by reference.

                  6.4. Section 6.4 of the Attorneys General Settlement is incorporated herein by reference.

                  6.5. Section 6.5 of the Attorneys General Settlement is incorporated herein by reference.

                  6.6. Section 6.6 of the Attorneys General Settlement is incorporated herein by reference.

                  6.7. Section 6.7 of the Attorneys General Settlement is incorporated herein by reference.

                  6.8. Section 6.8 of the Attorneys General Settlement is incorporated herein by reference.

                  6.9. Section 6.9 of the Attorneys General Settlement is incorporated herein by reference.



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                  6.10.    Section 6.10 of the Attorneys General Settlement is
incorporated herein by reference.

                  6.11. Section 6.11 of the Attorneys General Settlement is incorporated herein by reference.

                  6.12. Section 6.12 of the Attorneys General Settlement is incorporated herein by reference.

                  6.13. Section 6.13 of the Attorneys General Settlement is incorporated herein by reference.

                  6.14. Any sums distributed to the State of Oregon pursuant to this Settlement Agreement shall be deposited to the Consumer Protection and Education Revolving Account established pursuant to ORS 180.095. Said sum, if any, shall be used by the Oregon Department of Justice as provided by law.

7.       Release.

         Section 7 of the Attorneys General Settlement is incorporated herein by reference, except as modified below.

                  7.1. Upon the date of the execution of this Agreement, for good and sufficient consideration as described herein, the State of Oregon shall for the duration or term of this Agreement (whichever is shorter) be deemed to and hereby does release, dismiss and discharge each and every civil claim, right, and cause of action (including, without limitation, all claims for damages, restitution, medical monitoring, or any other claim for legal or equitable relief), known or unknown, asserted or unasserted, direct or indirect, which it had, now has or may



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hereafter have against each Settling Defendant (including its past and present parents, subsidiaries, present affiliates, employees, directors and shareholders, but only in such capacities, vis-a-vis, each such Settling Defendant, and downstream distribution entities of Settling Defendant, but only to the extent that such downstream distribution entities would have cross-claims against Settling Defendant), which is smoking-related or otherwise arises out of, or concerns, the acts, facts, transactions, occurrences, representations, or omissions that would be set forth, alleged, referred to or otherwise embraced in the complaint of the Contemplated Action, but does not in any fashion release any Non-settling Tobacco Companies or other Potential Defendants except as provided for in Section 17 of the Attorneys General Settlement.

                  Upon the execution of this Agreement, for good and sufficient consideration as described herein, each such Settling Defendant shall for the duration or term of this Agreement (whichever is shorter) be deemed to and hereby does release, dismiss and discharge each and every claim, right, and cause of action (including, without limitation, all claims for damages, restitution, fees, expenses, or any other legal or equitable relief), whether known or unknown, asserted or unasserted, which they had, now have or may hereafter have against the State of Oregon, its public officials and employees in connection with, arising out of or related to the acts, facts, transactions, occurrences, representations, or omissions set forth, alleged or



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referred to or otherwise embraced in the complaints of the Settling States'
Attorney General Actions.

                  Provided, however, as follows:

                  1) If this Agreement expires upon completion of its full term, these releases set forth in this Section 7.1 shall continue and apply in full force and effect with respect to all released claims which accrued or shall accrue prior to, through and including the date of such expiration, such that such claims shall be forever released, but only as to such claims through and including such date; if this Agreement terminates for any reason prior to its full term, these releases shall be of no further force and effect and Settling Defendants shall be entitled to a credit to the extent otherwise provided in this Agreement against all claims covered by the release for the full amount paid by such Settling Defendants hereunder.

                  2) Except as specifically provided herein, these releases set forth in this Section 7.1 do not pertain or apply to any other existing or potential party in any Contemplated Action.

                  3) These releases set forth in this Section 7.1 do not in any way release any releasee from claims which may be asserted by a releasor involving conduct unrelated to the manufacture and/or sale of tobacco products.

                  4) With respect to the claims of any county, municipality or subdivision within the State of Oregon that, as of the date of this agreement, has brought an action against Settling Defendants separate and apart from the action brought



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against Settling Defendants by the Settling State encompassing such county, municipality or subdivision, these releases set forth in this Section 7.1 do not release the claims of such county, municipality or subdivision except for the exclusively State share of the Medicaid funds claimed in any such action.

                  7.2. Section 7.2 of the Attorneys General Settlement is incorporated herein by reference.

8.       Exclusive Remedy; Dismissal of Action;
         Jurisdiction of Court.

         Section 8 of the Attorneys General Settlement is incorporated herein by reference, except as modified below.

                  8.1. Section 8.1 of the Attorneys General Settlement is incorporated herein by reference.

                  8.2. If the State of Oregon brings a Contemplated Action, the State of Oregon shall not name the Settling Defendants as defendants therein, except only as may be necessary to effectuate Section 11.2 hereof.

                  8.3. Section 8.3 of the Attorneys General Settlement is incorporated herein by reference.

9.       Term.

         Section 9 of the Attorneys General Settlement is incorporated herein by reference, except as modified below.

                  9.1. Section 9.1 of the Attorneys General Settlement is incorporated herein by reference.



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                  9.2. Section 9.2 of the Attorneys General Settlement is
incorporated herein by reference.

                  9.3. Section 9.3 of the Attorneys General Settlement is incorporated herein by reference.

                  9.4. Section 9.4 of the Attorneys General Settlement is incorporated herein by reference.

                  9.5. Section 9.5 of the Attorneys General Settlement is incorporated herein by reference.

                  9.6. Section 9.6 of the Attorneys General Settlement is incorporated herein by reference.

                  9.7. The duration of this Agreement shall be co-extensive with the duration of the Attorneys General Settlement. The exercise of any right under the Attorneys General Settlement to terminate the Attorneys General Settlement with respect to the State of Oregon shall also be a termination of this Agreement.

10.      Continuing Enforceability.

         Section 10 of the Attorneys General Settlement is incorporated herein by reference.

11.      Entry of Good Faith Bar Order on Contribution and Indemnity
         Claims.

         Section 11 of the Attorneys General Settlement is replaced with the following provisions.

                  11.1. It is the intent of the parties that the payments to be made by Liggett with respect to the claims and causes of action settled hereby, be limited to those payments set



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forth in this Settlement Agreement, and that Settling Defendants not be responsible for any payments relating to any contribution or indemnity claim asserted, or to be asserted, by any non- settling defendant that may arise from any Contemplated Action by the State of Oregon. In order to effectuate this intent of the parties, and only in order to effectuate such intent, the parties agree as follows in this Section 11.

                  11.2. As promptly as reasonably practicable after a Contemplated Action is brought by the State of Oregon, the Parties shall request that the court in which a Contemplated Action is brought by the State of Oregon enter an order barring and prohibiting the commencement and prosecution of any claim or action by any non-settling defendant against any Settling Defendant, including but not limited to any contribution, indemnity and/or subrogation claim seeking reimbursement for payments made or to be made to any Settling State for claims settled under this Agreement. Settling Defendants shall be entitled to dismissal with prejudice of any non-settling defendants' claims against them which violate or are inconsistent with this bar, if granted.

                  11.3. The State of Oregon shall not seek to collect any amount on any judgment in a Contemplated Action against a non-settling defendant to the extent, and only to the extent, that such non-settling defendant has a right of contribution or indemnification against the Settling Defendants. This section will not apply to any agreement or understanding, known or



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unknown, written or otherwise, with any non-settling defendant or any other party that entitles any non-settling defendant to indemnity or contribution from Brooke Group or Liggett.

                  11.4. Should the State of Oregon receive a final monetary judgment against a non-settling defendant in a Contemplated Action which then results in the non-settling defendant being legally entitled to require a Settling Defendant to make payment toward that judgment, the State of Oregon shall seek court approval to reduce the judgment by an amount sufficient to result in the Settling Defendant having no obligation toward the judgment.

12.      Tax Status of Settlement Fund.

                  12.1. Section 12.1 of the Attorneys General Settlement is incorporated herein by reference.

                  12.2. Section 12.2 of the Attorneys General Settlement is incorporated herein by reference.

                  12.3. Section 12.3 of the Attorneys General Settlement is incorporated herein by reference.

13.      Effect of Default of Settling Defendant.

         Section 13 of the Attorneys General Settlement is replaced with the following.

                  In the event a Settling Defendant fails to make a payment due and owing under the terms of this Agreement, or is in default of this Agreement in any other respect, the Attorney General of the State of Oregon shall so notify the defaulting




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Settling Defendant, which shall then be given 60 calendar days to "cure" the default. If the defaulting Settling Defendant does not "cure" the default in the time provided in this Section 13, the State of Oregon may apply to a court of competent jurisdiction for relief, in addition to any other remedies the State may have hereunder.

14.      Representations and Warranties.

                  14.1. Section 14.1 of the Attorneys General Settlement is incorporated herein by reference.

                  14.2. Section 14.2 of the Attorneys General Settlement is incorporated herein by reference.

15.      Arbitration.

         Section 15 of the Attorneys General Settlement is incorporated herein by reference.







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


16.      Most Favored Nation.

                  16.1. Section 16.1 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.1. Section 16.1.1 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.2. Section 16.1.2 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.3. Section 16.1.3 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.4. Section 16.1.4 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.5. Section 16.1.5 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.6. Section 16.1.6 of the Attorneys General Settlement is incorporated herein by reference.

                  16.2. Section 16.2 of the Attorneys General Settlement is incorporated herein by reference.

                  16.3. Section 16.3 of the Attorneys General Settlement is incorporated herein by reference.

17.      Future Affiliate.

                  17.1. Section 17.1 of the Attorneys General Settlement is incorporated herein by reference.

                  17.2. Section 17.2 of the Attorneys General Settlement and subparts (a) and (b) thereof are incorporated herein by reference.



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

                  17.3. Section 17.3 of the Attorneys General Settlement is incorporated herein by reference.

                  17.4. Section 17.4 of the Attorneys General Settlement is incorporated herein by reference.

                  17.5. Section 17.5 of the Attorneys General Settlement is incorporated herein by reference.

                  17.6. Section 17.6 of the Attorneys General Settlement is incorporated herein by reference.

                  17.7. Section 17.7 of the Attorneys General Settlement is incorporated herein by reference.

                  17.8. Section 17.8 of the Attorneys General Settlement is incorporated herein by reference.

                  17.9. Section 17.9 of the Attorneys General Settlement is incorporated herein by reference.

18.  Miscellaneous.

                  18.1. Section 18.1 of the Attorneys General Settlement is incorporated herein by reference.

                  18.2. Section 18.2 of the Attorneys General Settlement is incorporated herein by reference.

                  18.3. Section 18.3 of the Attorneys General Settlement is incorporated herein by reference.

                  18.4. Section 18.4 of the Attorneys General Settlement is incorporated herein by reference.



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

                  18.5. Section 18.5 of the Attorneys General Settlement is incorporated herein by reference.

                  18.6. Section 18.6 of the Attorneys General Settlement is incorporated herein by reference.

                  18.7. Section 18.7 of the Attorneys General Settlement is incorporated herein by reference.

                  18.8. Section 18.8 of the Attorneys General Settlement is incorporated herein by reference.

                  18.9. Section 18.9 of the Attorneys General Settlement is incorporated herein by reference.

                  18.10. Section 18.10 of the Attorneys General Settlement is incorporated herein by reference.














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

                  18.11. Section 18.11 of the Attorneys General Settlement is incorporated herein by reference.

                  18.12. Section 18.12 of the Attorneys General Settlement is incorporated herein by reference.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and date first written above.


BROOKE GROUP LTD.                            STATE OF OREGON


By /s/ Bennett S. LeBow                      By /s/ Hardy Myers
  ------------------------                      -------------------------
    Bennett S. LeBow                             Hardy Myers
                                                 Attorney General

Date:  6/10/97                               Date:  6/9/97
     ---------------------                        -----------------------

LIGGETT GROUP, INC.

By /s/ Bennett S. LeBow
  ------------------------
      Bennett S. LeBow

Date:  6/10/97
     ---------------------











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